UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2005

RUB INVESTMENTS LIMITED

(Exact name of registrant as specified in its charter)

NEVADA	000-29315	88-0448193
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

770 E. Warm Springs Rd., Suite 250
Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 866-5839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2005, the Registrant entered into a Merger Agreement (the "Merger Agreement"), with ISSG, Inc., a Delaware corporation ("ISSG"). Pursuant to the terms of the Merger Agreement, ISSG will issue 150,000 shares of restricted common stock to the sole stockholder of the Registrant in exchange for all of the issued and outstanding shares of the Registrant. The Merger Agreement is attached as Exhibit 2.

The Merger Agreement was approved by the unanimous consent of the Board of Directors of both the Registrant and ISSG on May 13, 2005.

Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, ISSG will be the successor issuer to the Registrant for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").

Section 4 - Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant

On February 16, 2005, the Registrant filed a Form 8-K disclosing the resignation of Beckstead and Watts, LLP as the Registrant's Independent Accountant effective February 12, 2005.

The Registrant has appointed Weaver and Martin, as the Registrant's independent accountants for the year ending December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. Weaver and Martin was engaged by the Registrant on May 16, 2005. During the most recent two fiscal years and during the portion of 2005 preceding the Board's decision, neither the Company, nor anyone engaged on its behalf, has consulted with Weaver and Martin regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The reports of Beckstead and Watts, LLP on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Beckstead and Watts, LLP's issuance of going concern opinions on the financial statements for the fiscal years ending December 31, 2004 and 2003. From April 1, 1999 (inception) through February 12, 2004, when Beckstead and Watts, LLP resigned as the Registrant's independent accountant, there were no disagreements between us and Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Beckstead and Watts, LLP, as the independent accountants of the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

EXHIBITS
Exhibit Number	Description
(2)	Agreement and Plan of Merger between the Registrant and ISSG, Inc.
(16)	Letter form Beckstead & Watts, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUB INVESTMENTS LIMITED

By: /s/ Anthony N. DeMint

Anthony N. DeMint, President

Date: May 17, 2005

4